ABACUS LIFE PROVIDES PRELIMINARY SECOND QUARTER 2024 RESULTS
- Expects Total Revenue Between $28.0 and $30.0 Million; Grows 146-163% Year-over-Year -
- Expects Net Income Between $0.0 and $1.0 Million -
- Expects Adjusted EBITDA Between $15.0 and $17.0 Million; Grows 64-86% Year-over-Year -
- Schedules Second Quarter 2024 Earnings Release and Conference Call for Monday, August 12, 2024 -
ORLANDO, Fla. – July 18, 2024 – Abacus Life, Inc. (“Abacus” or the “Company”) (NASDAQ: ABL), a pioneering alternative asset manager specializing in longevity and actuarial technology, today announced preliminary unaudited financial results for the second quarter ended June 30, 2024.
Preliminary Financial Results - Second Quarter 2024
Based upon management's current expectations, the Company anticipates Total Revenue, Net Income, and Adjusted EBITDA, for the second quarter as follows:

2Q24
Total Revenue	Between $28.0 and $30.0 million
Net Income	Between $0.0 and $1.0 million
Adjusted EBITDA	Between $15.0 and $17.0 million

“We are thrilled to deliver another strong quarter of growth and profitability as we remain well on track to achieve all of our goals for 2024,” said Jay Jackson, Chief Executive Officer of Abacus. “Our momentum continues to accelerate as we execute on our key strategies to drive long-term growth. During the quarter, we successfully completed a public offering that generated over $90 million of net proceeds, which will be instrumental in pursuing growth opportunities. Additionally, we established a new national distribution relationship with AIMCOR in which Abacus will offer its expertise and become a preferred partner for life settlement solutions to AIMCOR and its affiliates. Along with today’s earlier announcement of our agreement to acquire Carlisle Management Company SCA, these achievements underscore the strength and resilience of our business model and our commitment to delivering value to our shareholders.”
Earnings Release and Conference Call
Abacus Life, Inc. will release its Second Quarter 2024 financial results before the market opens on Monday, August 12, 2024. Management will hold a conference call to discuss the financial results at 9:00 am Eastern Time on August 12, 2024. A live webcast of the conference call will be available on Abacus’ investor relations website at ir.abacuslife.com. The dial-in number for the conference call is (877) 407-9716 (toll-free) or (201) 493-6779 (international). Please dial the number 10 minutes prior to the scheduled start time.
Preliminary Information
The unaudited financial and operational information presented in this press release is preliminary and may change. Abacus’ financial closing procedures with respect to the estimated financial information provided in this press release are not yet complete, and as a result, the Company's final results may vary materially from the preliminary results included in this press release. Abacus undertakes no obligation to update or supplement the information provided in this press release until the Company releases its financial statements for the three months ended June 30, 2024. The preliminary financial information included in this press release reflects the Company's current estimates based on information available as of the date of this press release and has been prepared by Company management. This preliminary financial and operational information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future periods. This preliminary financial information could be impacted by the effects of financial closing procedures, final adjustments, and other developments.
Non-GAAP Financial Information
Adjusted EBITDA, a non-GAAP measure, is defined as net income (loss) attributable to Abacus adjusted for depreciation expense, amortization, interest expense, income tax and other non-cash and certain non-recurring items that in our judgement significantly impact the period-over-period assessment of performance and operating results that do not directly relate to business performance within Abacus’ control. A reconciliation of Adjusted EBITDA to Net income attributable to Abacus Life, the most directly comparable GAAP measure, appears below.
Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof, Abacus’s ability to successfully effect those strategies, and the expected results therefrom. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” ”intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).
While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the fact that Abacus’s loss reserves are bases on estimates and may be inadequate to cover its actual losses; the failure to properly price Abacus’s insurance policies; the geographic concentration of Abacus’s business; the cyclical nature of Abacus’s industry; the impact of regulation on Abacus’s business; the effects of competition on Abacus’s business; the failure of Abacus’s relationships with independent agencies; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; the effects of acts of terrorism; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.

About Abacus

Abacus is a leading vertically integrated alternative asset manager and market maker, specializing in longevity and actuarial technology. The company is democratizing the life insurance space through three groundbreaking new channels: ABL Tech, ABL Wealth, and ABL Longevity Growth & Income Funds. Since 2004, Abacus has purchased life insurance policies from consumers seeking liquidity and has actively managed those policies over time (via trading, holding, and/or servicing). With over $5BN in face value of policies purchased, we have helped thousands of clients maximize the value of life insurance. Abacus Life is the only public life settlement company, trading on the Nasdaq Exchange under the ticker symbol ABL.

Over the past 20 years, the company has built an institutionalized origination and portfolio management process that is supported by a 100+ person team, long-term relationships with 78 institutional partners and 30,000 financial advisors, and the ability to operate in 49 states. The Company complies with HIPAA and privacy laws to maintain and protect confidentiality of financial, health, and medical information. Abacus is also proud to be a BBB Accredited Business with an A+ rating.

www.Abacuslife.com

Contact:
Abacus Life Investor Relations
investors@abacuslife.com
Abacus Life Public Relations
press@abacuslife.com

ABACUS LIFE, INC. Adjusted EBITDA